EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

      1.    STRAND ADVISORS, INC.

                ITEM                           INFORMATION


Name:                             Strand Advisors, Inc.

Address:                          Two Galleria Tower
                                  13455 Noel Road, Ste. 800
                                  Dallas, Texas 75240

Designated Filer:                 Highland Capital Management, L.P.

Issuer Name and Ticker or         ICO Global Communications (Holdings) LTD
Trading Symbol:			  [ICOG]


Date of Earliest Transaction      March 6, 2008
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting         10% Owner
Person(s) to Issuer:

Individual or Joint/Group
  Filing:                         Form filed by More than One Reporting Person

Signature:
                                  By:      /s/ James D. Dondero
                                           --------------------------------
                                  Name:    James D. Dondero
                                  Title:   President
                                  Date:    March 11, 2008






      2.    JAMES D. DONDERO


                ITEM                       INFORMATION

Name:                              James D. Dondero

Address:                           Two Galleria Tower
                                   13455 Noel Road, Ste. 800
                                   Dallas, Texas 75240

Designated Filer:                  Highland Capital Management, L.P.

Issuer Name and Ticker or          ICO Global Communications (Holdings) LTD
Trading Symbol:			   [ICOG]

Date of Earliest Transaction       March 6, 2008
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting          10% Owner
Person(s) to Issuer:

Individual or Joint/Group
  Filing:                          Form filed by More than One Reporting Person

Signature:
                                   By:      /s/ James D. Dondero
                                            --------------------------------
                                   Name:    James D. Dondero
                                   Date:    March 11, 2008